UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AMAZE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AMAZE HOLDINGS, INC.

150 Paularino Avenue, Suite D-200

Costa Mesa, CA 92626

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 12, 2026

To The Stockholders of Amaze Holdings, Inc.:

We are pleased to invite you to attend the 2026 Annual Meeting of the Stockholders (the “Annual Meeting”) of Amaze Holdings, Inc. (“Amaze”) which will be held virtually at 11:00 a.m. Eastern Standard Time on June 12, 2026. At the Annual Meeting, our stockholders will be asked to vote on the following proposals:

1. To elect seven members to the Board of Directors of Amaze;

2. To ratify the appointment of Wipfli LLP as Amaze’s registered public accounting firm for fiscal year ending December 31, 2026;

3. To approve the 2026 Equity Incentive Plan (the “2026 Plan”);

4. To approve, for purposes of complying with Section 713(a) and Section 713(b) of the NYSE American Company Guide, the issuance of shares of our common stock upon conversion of senior secured original issue discount convertible notes in excess of the 19.9% exchange cap contained therein;

5. To approve an amendment to our Articles of Incorporation, as amended, to increase the authorized number of shares of common stock from 100,000,000 to 750,000,000;

6. To approve, on an advisory basis, the compensation paid to Amaze’s named executive officers;

7. To approve, on an advisory basis, the frequency of the advisory vote on executive compensation; and

8. To consider and vote upon a proposal to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve any proposal.

The notice of the Annual Meeting and the proxy statement that follow describe the business to be conducted at the meeting. Whether or not you plan to attend the virtual meeting, your vote is important and we encourage you to submit your proxy to vote your shares promptly. You may vote your shares by proxy by using a toll-free telephone number, the internet, or mail, free of charge. Instructions regarding these three methods of voting are contained in the proxy materials.

You may attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/AMZE2026. There is no physical location for the Annual Meeting.

The record date for the Annual Meeting is April 16, 2026 (the “Record Date”). Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors

/s/ Aaron Day
Aaron Day
Chief Executive Officer
Dated: April 29, 2026

Your vote is important. Whether or not you attend the Annual Meeting, it is important that your shares be represented. You may vote your proxy through the Internet, by phone or by mail by completing and returning the proxy card mailed to you. Voting instructions are printed on your proxy card and included in the proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held Virtually at 11:00 a.m., Eastern time on June 12, 2026.

The proxy statement is available at www.amaze.co. and through the SEC/s website www.sec.gov.

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AMAZE HOLDINGS, INC.

150 Paularino Avenue, Suite D-200

Costa Mesa, CA 92626

PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 12, 2026

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

These proxy materials are being furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors” or the “Board”) of Amaze Holdings, Inc. for use in connection with the Annual Meeting of stockholders to be held exclusively online via audio-only webcast at www.virtualshareholdermeeting.com/AMZE2026 on, June 12, 2026, at 11:00 a.m., prevailing Eastern time, and at any adjournments or postponements of the Annual Meeting.

Except where the context otherwise requires, references to “Amaze,” “the Company,” “we,” “us,” “our” and similar terms refer to Amaze Holdings, Inc. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.001 per share, our Series B Convertible Preferred Stock, par value $0.001 per share ( “Series B Preferred Stock”) and our Series C Convertible Preferred Stock, par value $0.001 per share (“Series C Preferred Stock”). The Series B Preferred Stock and Series C Preferred Stock are collectively referred to herein as the “Preferred Stock.”

This proxy statement summarizes information about the proposals to be considered at the Annual Meeting. The proxy card is a means by which you actually authorize the proxies to vote your shares in accordance with your instructions.

Why am I receiving these proxy materials?

We are providing you with these proxy materials because the Board is soliciting your proxy to vote at the Annual Meeting of stockholders, including at any adjournments or postponements thereof.

We are mailing this proxy statement and accompanying proxy card on or about April 30, 2026, to all stockholders of record as of the close of business on April 16, 2026.

How do I attend the Annual Meeting?

The Annual Meeting will be a virtual meeting. There will be no physical meeting location and the Annual Meeting will be conducted online. Any stockholder can attend the virtual Annual Meeting live by accessing www.virtualshareholdermeeting.com/AMZE2026. The Annual Meeting will start at 11:00 a.m., Eastern time, on June 12, 2026.

To access the Annual Meeting, you will need the control number, which is included on your proxy card if you are a stockholder of record, or included with your voting instruction card and voting instructions received from your broker, bank or other agent if you hold your shares in a “street name.” We recommend that you log in a few minutes before 11:00 a.m., Eastern Time to ensure you are logged in when the Annual Meeting starts. The webcast will open 15 minutes before the start of the Annual Meeting.

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You may submit questions prior to the Annual Meeting by visiting www.virtualshareholdermeeting.com/AMZE2026 and entering a valid control number, and then following the instructions to submit a question.

We ask that you limit your questions to those that are relevant to the Annual Meeting. Questions may not be addressed if they are, among other things, profane, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.

What if I have trouble accessing the Annual Meeting?

If you have technical difficulties logging into the Annual Meeting or while in attendance, you can use the technical resources available on the log-in page at www.virtualshareholdermeeting.com/AMZE2026, which will be available beginning at 8:30 a.m. Eastern Time on June 12, 2026 or contact 1-888-724-2416 for further assistance.

Who can vote at the Annual Meeting?

The Board of Directors has fixed April 16, 2026 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Only stockholders of record, including holders of our common stock and Preferred Stock, at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, there were 45,007,402 shares of common stock, 2,750 shares of Series B Preferred Stock and 5,350 shares of Series C Preferred Stock issued and outstanding.

Each share of our common stock entitles the holder thereof to one vote on each matter submitted for stockholder approval.

The holders of our Preferred Stock are entitled to vote as a single class with the holders of our common stock on all matters submitted to a vote of stockholders. The shares of Preferred Stock vote on an as-converted to common stock basis (as described below). As of the Record Date, our common stock and each series of our Preferred Stock (on an as-converted basis) have the following total number of votes:

Class of Stock	Outstanding Shares	Total Number of Votes
Common Stock	45,007,402	45,007,402 votes
Series B Preferred Stock	2,750	26,543 votes
Series C Preferred Stock	5,350	46,522 votes

For purposes of determining voting rights of Series B Preferred Stock, each share of our Series B Preferred Stock is convertible into the number of shares of common stock calculated by dividing the stated value of $100.00 by an assumed conversion price equal to the most recent closing sale price of our common stock as of the execution and delivery of the securities purchase agreement pursuant to which such share of Series B Preferred Stock was issued by us.

For purposes of determining voting rights of Series C Preferred Stock, each share of Series C Preferred Stock will have such number of votes as is determined in accordance with the Certificate of Designation related thereto. For purposes of determining voting rights, each share of our Series C Preferred Stock is convertible into the number of shares of common stock calculated by dividing the stated value of $100.00 by an assumed conversion price equal to the most recent closing sale price of our common stock as of the date of execution and delivery of the securities purchase agreement pursuant to which such share of Series C Preferred Stock was issued by us.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record

If your shares were registered directly in your name with our transfer agent, Computershare (or registered directly in your name on the books and records of the Company with respect to the Series B Preferred Stock or Series C Preferred Stock), then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy prior to the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy through the Internet, by phone or using a proxy card to ensure your vote is counted.

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Beneficial Owner

If your shares were not registered in your name, but instead are held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name” and proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You must follow the instructions provided by your broker, bank, or other similar organization for your bank, broker or other stockholder of record to vote your shares per your instructions. Since you are not the stockholder of record, however, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

How do I vote?

The answer depends on whether you own your shares directly in your name or if your shares are held in an account at a brokerage firm, bank, or similar organization.

Stockholder of Record — Shares Registered in Your Name: If you are a stockholder of record, you may vote online during the Annual Meeting, vote by proxy using the enclosed proxy card, or vote by proxy via telephone or the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend and vote online during the Annual Meeting even if you have already voted by proxy.

●	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
●	To vote online during the Annual Meeting, follow the provided instructions to join the meeting at www.virtualshareholdermeeting.com/AMZE2026 starting at 11:00 a.m., Eastern Time on June 12, 2026. The webcast will open 15 minutes before the start of the meeting.
●	To vote over the telephone, call 1-800-652-VOTE (8683) until 11:59 p.m. Eastern Time on June 11, 2026. Have your proxy card in hand when you place your call and follow the instructions to vote your shares.
●	To vote through the internet prior to the Annual Meeting, go to www.virtualshareholdermeeting.com/AMZE2026 to complete an electronic proxy card. You will be asked to provide the control number from the proxy card. Your internet vote must be received by 11:59 P.M., Eastern Time on June 11, 2026 to be counted.

Beneficial Owner — Shares Registered in the Name of a Broker or Bank: If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should receive a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is submitted to your broker or bank. Alternatively, you may be able to vote over the Internet or by telephone as instructed by your broker or bank. To vote at the Annual Meeting, you must obtain a valid legal proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

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We provide Internet and telephone proxy voting to allow you to vote your shares online or by telephone, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet or telephone access, such as usage charges from Internet or telephone access providers.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, through the Internet or by voting electronically at the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, then your shares will be voted in accordance with the Board’s recommendations.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the NYSE American, brokers, banks and other securities intermediaries that are subject to NYSE American rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE American rules, but not with respect to “non-routine” matters.

Proposals 1, 3, 4, 6, 7 and 8 are considered to be “non-routine” under NYSE American rules while Proposals 2 and 5 are considered routine. Accordingly, if any of your shares are held by brokers, banks or other nominees and you have not provided instructions for the voting of those shares with respect to any of the proposals, your shares will not count as votes for or against the proposal.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE American rules, the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” Proposals 1, 3, 4, 6, 7 and 8 are considered to be “non-routine” under applicable stock exchange rules and, therefore, we expect broker non-votes to exist in connection with such proposals.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What is “householding” and how does it affect me?

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement may have been sent to multiple stockholders in each household unless otherwise instructed by such stockholders. We will deliver promptly a separate copy of the proxy statement to any Company stockholder upon written or oral request to our Corporate Secretary, Amaze Holdings, Inc. 150 Paularino Avenue, Suite D-200, Costa Mesa, CA 92626, telephone: (855) 766-9463. Any stockholder wishing to receive separate copies of our proxy statement in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the above address and phone number.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

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Can a stockholder present a proposal to be considered at the next annual meeting?

Proposals by stockholders (other than director nominations) that are submitted for inclusion in our proxy statement for our 2027 annual stockholders’ meeting must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and our Bylaws. To be timely under Rule 14a-8, a stockholder proposal must be received by our Secretary at 150 Paularino Avenue, Suite D-200, Costa Mesa, CA 92626, by January 5, 2027. However, if the date of our 2027 annual stockholders’ meeting is changed by more than 30 days from the date of the annual meeting, then the deadline for submitting a stockholder proposal will be a reasonable time before we begin to print and send our proxy materials for our 2027 annual stockholders’ meeting, which deadline will be disclosed prior to such in one of our SEC filings.

Under our Bylaws, if a stockholder does not submit a proposal for inclusion in our proxy statement but does wish to propose an item of business to be considered at our annual stockholders’ meeting (including director nominations), that stockholder must have given timely notice of the proposal in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 120 calendar days before the date in the current fiscal year that corresponds to the date in the preceding fiscal year on which the Company’s notice of meeting and related proxy statement were released to stockholders in connection with the previous year’s annual meeting of stockholders, except that if no meeting was held in the immediately preceding year or if the date of the annual meeting in the current year varies by more than 30 calendar days’ from the corresponding date of such meeting in the preceding fiscal year, such notice by the stockholder proposing business to be brought before the meeting of the stockholders must be received not less than 30 days prior to the date of the current year’s annual meeting; provided, that in the event that less than 40 days’ notice of the date of the meeting is given to stockholders, to be timely, a stockholder’s notice of business to be brought before the meeting must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed.

In addition, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide in their notice any additional information required by Rule 14a-19(b) under the Exchange Act.

Notices of stockholder proposals and stockholder nominations for directors must comply with the informational and other requirements set forth in our Bylaws as well as applicable statutes and regulations. Due to the complexity of the respective rights of the stockholders and our Company in this area, any stockholder desiring to propose actions or nominate directors is advised to consult with his or her legal counsel with respect to such rights. We suggest that any such proposal be submitted by certified mail return receipt requested.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date (which automatically revokes the earlier proxy).
●	If you have voted by telephone or Internet, you may cast a new vote by telephone or over the Internet as instructed above.
●	You may send a timely written notice that you are revoking your proxy to our Secretary at our principal executive offices at 150 Paularino Avenue, Suite D-200, Costa Mesa, CA 92626.
●	You may attend the Annual Meeting and vote online during the meeting. Attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

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How many votes are needed to approve each proposal?

Proposals	Vote Required	Broker Discretionary Votes Allowed	Effect of Abstentions (1)
Election of Directors	Plurality, which means that the seven nominees receiving the highest number of affirmative votes will be elected.	No. However, broker non-votes have no effect on this proposal.	No effect.
Ratification of Independent Registered Public Accounting Firm	Majority of the shares present in person or represented by proxy at the meeting and entitled to vote.	Yes.	Same as a vote “Against.”
Approval of the 2026 Equity Incentive Plan	Majority of the shares present in person or represented by proxy at the meeting and entitled to vote.	No. However, broker non-votes have no effect on this proposal.	Same as a vote “Against.”
Issuance of Shares in Excess of Exchange Cap	Majority of the shares present in person or represented by proxy at the meeting and entitled to vote.	No. However, broker non-votes have no effect on this proposal.	Same as a vote “Against.”
Authorized Share Increase	Majority of the shares present in person or represented by proxy at the meeting and entitled to vote.	Yes.	Same as a vote “Against.”
Advisory Vote to Approve Executive Compensation (“Say on Pay” Vote)	Majority of the shares present in person or represented by proxy at the meeting and entitled to vote. (2)	No. However, broker non-votes have no effect on this proposal.	Same as a vote “Against.”
Advisory Vote to Set the Frequency of Future “Say on Pay” Votes	Majority of the shares present in person or represented by proxy at the meeting and entitled to vote. (2)	No. However, broker non-votes have no effect on this proposal.	Same as a vote “Against.”
Adjournment of the Annual Meeting	Majority of the shares present in person or represented by proxy at the meeting and entitled to vote.	No. However, broker non-votes have no effect on this proposal.	Same as a vote “Against.”

(1)	“Withhold” for Proposal 1. If you “withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees.

(2)	As an advisory vote, this proposal is not binding on the Company. However, the Board will consider the outcome of the vote when making future decisions regarding compensation for our Named Executive Officers and the frequency of future votes.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares entitled to vote are deemed present at the Annual Meeting in person or represented by proxy. On the Record Date, there were 45,007,402 shares of common stock outstanding and entitled to vote, 2,750 shares of Series B Preferred Stock outstanding, which are convertible into 26,543 voting shares of common stock and entitled to vote, and 5,350 shares of Series C Preferred Stock outstanding, which are convertible into 46,522 voting shares of common stock and entitled to vote. Thus, the holders of shares entitled to 15,025,320 votes must be deemed present in person or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote electronically at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the voting power of shares deemed present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be reported in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to report preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to report the final results.

Interest of Officers and Directors in Matters to Be Acted Upon

Except in the election of directors (Proposal 1) and their ability to participate and receive awards under the 2026 Equity Incentive Plan (Proposal 3), none of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.

The Board Unanimously recommends that stockholders vote “FOR” the election to the Board of each of the nominees in Proposal 1, and “FOR” Proposals 2, 3, 4, 5, 6, 7 (THREE years) and 8.

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PROPOSAL 1

ELECTION OF DIRECTORS

Our Board is currently composed of seven directors, all of whom are standing to be re-elected to the Board at the Annual Meeting. The seven director nominees are listed below. The age of each director nominee listed in the table below is as of the Record Date.

Director Nominee	Age	Positions	Director Since
Aaron Day	56	Director	2025
Peter Deutschman	50	Director	2025
Eric Doan	56	Director	2021
Amrapali Gan	40	Director	2025
Sandra Hawkins	51	Director	2025
Michael Pruitt	65	Director	2021
David Yacullo	59	Director	2021

If elected, each nominee has consented to serve as a director of the Company, to hold office until the next annual meeting of stockholders, or until their successor is elected and shall have qualified. The Board is not aware of any nominee who will be unable or unwilling to serve as a director if elected at the Annual Meeting. If any director nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for that director nominee may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors to be elected at the Annual Meeting.

Board Nominees

Set forth below are the names and certain information about each of our director nominees as of the Record Date. The information presented includes each director’s age, principal occupation and business experience for the past five years and the names of other public companies of which he or she has served as a director during the past five years. In addition, the table contains information about the specific and particular experience, qualifications, attributes or skills of each current director and each nominee for director at the Annual Meeting that led the nominating and corporate governance committee of our Board to believe that each nominee for director at the Annual Meeting should serve on the Board following election at the Annual Meeting.

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Director Nominee	Principal Occupation, Business Experience for the Past 5 Years, Directorships of Public Companies
Aaron Day	Aaron Day joined the Company’s Board of Directors on March 7, 2025, upon the closing of the Company’s acquisition of Amaze Software, Inc. Mr. Day brings over two decades of executive leadership experience to Amaze, with a track record of successfully scaling companies across multiple industries, including technology and industrial manufacturing. Mr. Day serves as Chief Executive Officer of Amaze Software, Inc., a position he has held since 2021. Prior to joining Amaze Software, Inc., Mr. Day served in the position of Director of Global Partnership and Integrations at Canva, Inc. from 2019 to 2021. Mr. Day also served as the Chief Executive Officer of Blackford Capital, a private equity fund and Trend Offset Printing, Inc., a printing and logistics company. Mr. Day holds a bachelor’s degree in political science from Wake Forest University.

The Board believes that Mr. Day’s vast executive and operational experience at the helm of Amaze Software, Inc. and other companies, and his strategic vision for Amaze qualifies him to serve as a Company director.

Peter Deutschman	Peter Deutschman joined the Company’s Board of Directors on June 12, 2025. Mr. Deutschman is the Chief Executive Officer of the business strategy and value acceleration firm The Buddy Group, a position he has held since 2005. Over the last 20 years, he and his firm have supported over 15 investor days, 300 product launches and 200 brand transformations. From 2020 to 2022 he was the former Chief Innovation Officer at retail Michaels during the transition from Bain Capital (as public entity) to Apollo (as private co) responsible for development of MakerPlace by Michaels, the ETSY competitor. Mr. Deutschman holds a bachelor’s degree from Pepperdine University and a master’s degree in management and producing from Columbia University.

The Board believes that Mr. Deutschman’s executive management and strategic brand and ecommerce experience qualifies him to serve as a director of the Company. Mr. Deutschman was recommended for nomination by the executive officer of our operating subsidiary.

Eric Doan	Eric Doan joined the Company’s Board of Directors on December 13, 2021, which was the effective date of the registration statement for the Company’s initial public offering. Mr. Doan serves as Chief Financial Officer of Orchard Software Corporation, a position he has held since April 2020. Before joining Orchard Software, Mr. Doan previously held Chief Financial Officer and Chief Operating Officer positions in private equity-backed companies, most recently as Chief Financial Officer of Edmentum Inc. from July 2018 through March 2020, Chief Financial Officer of myON by Renaissance from May 2017 to July 2018, and Chief Operating Officer of Jump Technologies, Inc. from September 2016 to May 2017. Mr. Doan holds bachelor’s degrees in Zoology and Classical Humanities and a Master of Business Administration (MBA) from Miami University.

The Board believes that Mr. Doan’s finance and operational executive experience qualifies him to serve as a Company director and his current and previous Chief Financial Officer experience qualifies Mr. Doan to serve on Audit Committee as an “audit committee financial expert” and (together with other Audit Committee member(s)) to assist the Board in overseeing the Company’s financial and accounting functions and evaluating the Company’s internal controls over financial reporting.

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Amrapali Gan	Amrapali Gan joined the Company’s Board of Directors on June 12, 2025. Ms. Gan is currently the Founder and Chief Executive Officer of Hoxton Projects, LLC, a consulting business, a role she has held since August 2023. Previously, Ms. Gan served as the Chief Marketing Officer from September 2020 to December 2021 and the Chief Executive Officer from December 2021 to July 2023 of Fenix International Limited, a social media platform operating the website OnlyFans. Prior to that, Ms. Gan owned and operated a consulting agency called Arcade Agency, LLC from March 2018 to December 2021. She also has previous experience as a Vice President of Marketing at LaBrea Kitchen and a Public Relations Director at Lowell Farms. Ms. Gan holds an associate degree in marketing from the Fashion Institute of Design and Merchandising, a Bachelor of Arts degree in communications from California State University, Los Angeles and a certificate in entrepreneurship from Harvard Business School.

The Board believes that Ms. Gan’s marketing and operational executive experience, as well as her industry knowledge, qualify her to serve as a Company director. Ms. Gan was recommended for nomination by the executive officer of our operating subsidiary.

Sandra Hawkins

Sandra Hawkins joined the Company’s Board of Directors on June 12, 2025. Since December 2024, she has served as the President of Teikametrics, Inc., an artificial intelligence marketplace optimization platform for Amazon, Walmart and TikTok. Prior to that, she worked as a consultant from 2023 to 2024 advising companies on TikTok, TikTok Shop and the creator space. From 2020 until 2023 she served as the Head of TikTok Shop US; General Manager, North America Global Business Solutions at TikTok, Inc,. a social media platform. In those roles she launched the TikTok Shop in the United States and ran the North American advertising business. From 2018 until 2020, Ms. Hawkins served as Assistant Vice President, Cloud Advertising at Adobe. Ms. Hawkins received bachelor’s degrees in Biology and Organizational Behavior and Management from Brown University.

The Board believes that Ms. Hawkins’ extensive experience in the social media and creator space, as well as her particular expertise in ecommerce, qualify her to serve as a Company director. Ms. Hawkins was recommended for nomination by the executive officer of our operating subsidiary.

Michael Pruitt

Mr. Pruitt joined the Company’s Board of Directors on December 13, 2021, which was the effective date of the registration statement for the Company’s initial public offering and, from July 2023 until June 2025, he served as the Interim Chief Executive Officer of the Company. Mr. Pruitt founded Avenel Financial Group, a boutique financial services firm concentrating on emerging technology company investments in 1999. In 2001, he formed Avenel Ventures, a technology investment and private venture capital firm. In February 2005, Mr. Pruitt formed Chanticleer Holdings, Inc., then a public holding company (now known as Sonnet BioTherapeutics Holdings, Inc.), and he served as Chairman of the Board of Directors and Chief Executive Officer until April 1, 2020, at which time the restaurant operations of Chanticleer Holdings were spun out into a new public entity, Amergent Hospitality Group, Inc., where Mr. Pruitt continues to serve as its Chairman and Chief Executive Officer. From October 2020 until September 2025, Mr. Pruitt was a member of the Board of Directors of IMAC Holdings, Inc. (OTCQB: BACK). Mr. Pruitt also served as a director on the board of Hooters of America, LLC from 2011 to 2019. Mr. Pruitt was a member of the Board of Directors of Forward Industries (Nasdaq: FWDI) from January 28, 2025 to May 16, 2025. Since May 16, 2025, Mr. Pruitt has served as the Chief Executive Officer of Forward Industries and was reappointed to its Board of Directors in September 2025. Mr. Pruitt received a B.A. degree from Costal Carolina University. Mr. Pruitt currently sits on the Board of Visitors of the E. Craig Wall Sr. College of Business Administration, the Coastal Education Foundation Board, and the Athletic Committee of the Board.

The Board believes that Mr. Pruitt’s business acumen, his leadership experience and his experience serving on boards of directors and board committees of several public reporting companies qualifies him to serve as a director of the Company and makes him a valuable member of our Board.

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David Yacullo	David Yacullo joined the Company’s Board of Directors on December 13, 2021, which was the effective date of the registration statement for the Company’s initial public offering. Mr. Yacullo currently serves as Owner/Chairman of Outdoor Solutions, LLC since 2018. Prior to that, Mr. Yacullo served as Chief Revenue Officer of Van Wagner Outdoor, a position he held from 2019 through 2022, until the company was sold to Outfront Media. From 2016 until 2018, Mr. Yacullo served as Chief Revenue Officer of Holt Media Companies, Inc. Prior to that, Mr. Yacullo founded Outdoor Media Group (OMG) in 2001 and served as its Chief Executive Officer from 2003 until 2016. Mr. Yacullo began his career working for Outdoor Services Inc. (OSI) from 1989 through 2001, where he served in various positions, including as its President.

The Board believes that Mr. Yacullo’s executive management experience and history of focusing on revenue growth while serving as Chief Revenue Officer for multiple companies positions him to provide oversight of the Company’s revenue growth initiatives and qualifies him to serve as a director of the Company.

Family Relationships and Independence of Directors

There are no family relationships between any of the director nominees or executive officers.

When considering whether directors have the experience, qualifications, attributes and skills to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, our Board of Directors focuses primarily on the information discussed in each of the directors’ individual biographies set forth above.

The Board periodically reviews relationships that directors have with our Company to determine whether our directors are “independent directors” as such term is defined in Section 803 of the NYSE American LLC Company Guide. Our Board has determined that each of Eric Doan, Amrapali Gan, Sandra Hawkins, and David Yacullo is an independent director. In making this determination, the Board considered the relationships that such individuals have with our Company and other facts and circumstances that the Board deemed relevant in determining their independence, including ownership interests in the Company. Aside from their service as directors or participating in the director recruitment process, none of the independent directors have any relationships with the Company or other facts and circumstances that would impair their independence under the relevant standards.

Under Section 803A of the NYSE American Company Guide, employment by a director as an executive officer on an interim basis does not disqualify that director from being considered independent following such employment, provided the interim employment does not last longer than one year; however a director is not considered independent while serving as an interim officer. As a result, the Board of Directors has determined that (i) Michael Pruitt is not independent as he served as the interim Chief Executive Officer from July 2023 until June 2025 and (ii) Aaron Day is not independent as he currently serves as the Chief Executive Officer of the Company.

The Board recommends A vote “FOR” the election of each nominee.

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Executive Officers

The following table sets forth certain information concerning our executive officers as of the Record Date.

Name	Age	Positions
Aaron Day	56	Chief Executive Officer
Joel Krutz	52	Chief Financial Officer

Biographical information for our Chief Executive Officer is included with the director biographies under “Board Nominees” above.

Joel Krutz brings more than 20 years of senior financial and operational leadership experience across public companies in media, technology, and digital infrastructure. Most recently, Mr. Krutz served as Chief Financial Officer and Chief Operating Officer of Crown Electrokinetics Corp., an OTC and formerly NASDAQ company (“Crown”), from June 2021 to October 2025. Mr. Krutz also served on the board of directors of Crown from August 2023 to October 2025. Prior to Crown, Mr. Krutz served as CFO for ViacomCBS Networks International (“VCNI”), the premium content companies international division, from September 2015 to March 2020, where he supported the financial strategy of a multi-billion-dollar global media business. Prior to that role, he held senior finance leadership roles at Viacom International Media Networks, including Senior Vice President, Financial Planning and Analysis and Vice President, Financial Operations and Compliance. Mr. Krutz received a Bachelor of Management Studies with an Accounting major from Waikato University, New Zealand. He obtained his professional CIMA qualification from the UK’s Association of Chartered Management Accountants, and CTAMU certification from Harvard Business School’s Executive program.

CORPORATE GOVERNANCE

Board Leadership Structure and Risk Oversight

Effective June 13, 2025, our Board of Directors appointed Aaron Day to serve as Chief Executive Officer of the Company and Chairman of the Board of Directors. Given the current streamlined composition of the Company’s executive management and the Board of Directors, we believe that having Mr. Day serve in such capacities provides for efficiency in pursuing the Company’s objectives, while being subject to oversight by the full Board of Directors, which monitors whether management’s actions are in the best interests of the Company and our stockholders.

Meetings and Committees of the Board of Directors

During the fiscal year ended December 31, 2025, the Board held seven meetings and also took action without a meeting by written consent. Each director serving on our Board, except for Sandra Hawkins and Eric Doan, attended at least 75% of the aggregate number of meetings of the Board and of the committees on which he or she served which were held during 2025 (or the portion thereof that he or she served as a director or committee member).

Although we do not have any formal policy regarding director attendance at stockholders’ meetings, we encourage such attendance by members of the Board. At the 2025 annual stockholders’ meeting, which is the last stockholders’ meeting held by the Company, no members of the Board were in attendance.

Our Board has a standing audit committee, compensation committee, and nominating and corporate governance committee. Each committee operates under its own written charter adopted by the Board, which are available on our website at https://ir.amaze.co/corporate-governance/governance-documents.

Audit Committee

The Audit Committee is responsible for overseeing financial reporting and related internal controls, risk, and ethics and compliance, including but not limited to review of filings and earnings releases, selection and oversight of the independent registered public accounting firm, oversight of internal audit, interactions with management and the Board, and communications with external stakeholders. During 2025, the Audit Committee was composed of Eric Doan and David Yacullo. Our Board has determined that each of Messrs. Doan and David Yacullo meet the definition of “independent director” under the rules of the NYSE American and under Rule 10A-3 under the Exchange Act. Due to their extensive experience serving as Chief Financial Officer and Chief Operating Officer for Mr. Doan, and Chief Revenue Officer for Mr. Yacullo, of several companies, our Board has determined that each is an “audit committee financial expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Exchange Act.

During 2025, the Audit Committee met 2 times.

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Report of the Audit Committee

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2025 with Company management. The Audit Committee has discussed with representatives of Wipfli LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC. The Audit Committee has received the written disclosures and the letter from Wipfli LLP required by applicable requirements of the PCAOB regarding Wipfli LLP’s communications with the Audit Committee concerning independence, and has discussed with Wipfli LLP its independence. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

This report has been furnished by the audit committee of the Board of Directors.

The Audit Committee:

Eric Doan (Chairman)

David Yacullo

This report is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee is responsible for establishing the compensation philosophy and ensuring that elements of our compensation program encourage high levels of performance among the executive officers and positions the Company for growth. The Compensation Committee ensures our compensation program is fair, competitive, and closely aligns the interests of our executive officers with the Company’s short and long-term business objectives. The Compensation Committee is responsible for determining the compensation of our officers and directors or recommending that such compensation be approved by the full Board of Directors. Our Chief Executive Officer may not be present during voting or deliberations regarding the Chief Executive Officer’s compensation. The Compensation Committee also administers the Company’s equity incentive plans and approves all equity grants made thereunder. Our compensation committee is composed of one director, Eric Doan, who is an “independent director” under the rules of the NYSE American.

Compensation Committee Interlocks and Insider Participation

During the last completed fiscal year, Mr. Doan was the sole member of the Compensation Committee, and he has never been employed by the Company, nor does he serve as an executive officer of a company for which one of the Company’s executive officers serves on the compensation committee of such other company.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for selecting directors to be nominated for election to our Board or recommending such nominees for selection by the full board. The Nominating and Corporate Governance Committee is also responsible for board effectiveness and governance, with duties that include board succession planning, director recruiting, shaping the Company’s governance policies and practices, and director education and self-evaluations. Our Nominating and Corporate Governance Committee is composed of three directors, including Amrapali Gan, Eric Doan and David Yacullo.

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Director Nomination Process

The Nominating and Corporate Governance Committee is authorized to recruit and consider director candidates and present qualified candidates to the full Board of Directors for consideration. There is no fixed process for identifying and evaluating potential candidates to be nominees for directors, and there is no fixed set of qualifications that must be satisfied before a candidate will be considered. Rather, the Nominating and Corporate Governance Committee has the flexibility to consider such factors as it deems appropriate. These factors may include education, general business and industry experience, ability to act on behalf of stockholders, potential concerns regarding independence or conflicts of interest and other factors relevant in evaluating board nominees.

Qualified candidates will be considered without regard to race, color, religion, sex, sexual orientation, ancestry, national origin or disability, and the nominating and corporate governance committee will consider director candidates recommended by security holders. If the Nominating and Corporate Governance Committee approves a candidate for further review following an initial screening, the Nominating and Corporate Governance Committee will establish an interview process for the candidate. Generally, the candidate will meet with other members of the Board, and management, including our Chief Executive Officer. The Nominating and Corporate Governance Committee will consider reports of the interviews and other assessments to determine whether to recommend the candidate to the full Board. The Nominating and Corporate Governance Committee will also take into consideration the candidate’s personal attributes, including, without limitation, personal integrity, loyalty to us and concern for our success and welfare, willingness to apply sound and independent business judgment, awareness of a director’s vital part in our good corporate citizenship and image, time available for meetings and consultation on our matters and willingness to assume broad, fiduciary responsibility.

Recommendations for candidates to be considered for election to the Board at our annual stockholders’ meetings may be submitted to the Nominating and Corporate Governance Committee by our stockholders. Under our bylaws, in order to make such a recommendation, a stockholder must submit the recommendation in writing to the Chair of the nominating and corporate governance committee, in care of our Secretary, 150 Paularino Avenue, Suite D-200 Costa Mesa, CA 92626 at least 120 days prior to the mailing date of the previous year’s annual meeting proxy statement, except that if no annual meeting was held in the immediately preceding year or if the date of the annual meeting in the current fiscal year has been changed by more than 30 calendar days from the corresponding date of such meeting in the preceding fiscal year, the recommendation must be received not less than 30 days prior to the date of the current year’s annual meeting; provided further, that in the event that less than 40 days’ notice of the date of the meeting is given or made to stockholders, the recommendation must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed.

A stockholder’s nomination must also satisfy the substantive requirements set forth in our bylaws. See the disclosure set forth later in this proxy statement under the heading “Stockholder Proposals for 2027 Annual Meeting.”

Communication with our Board of Directors

The Board has established means for stockholders and others to communicate with our Board. Communications to the directors should be submitted in writing and sent care of the Company’s Secretary to Amaze Holdings, Inc., 150 Paularino Avenue, Suite D-200, Costa Mesa, CA 92626. Communications received in this manner will be handled in accordance with procedures approved by the Board. Under these procedures, communications from stockholders are distributed as appropriate by the Company’s Secretary to the appropriate director or directors. In most instances, stockholder communications regarding concerns with the Company’s financial statements, accounting practices or internal controls will be distributed to the Chair of the Company’s Audit Committee, stockholder communications regarding concerns with the Company’s governance practices, business ethics or corporate conduct will be distributed to the Chair of our Nominating and Corporate Governance Committee, and communications regarding our executive compensation policies and programs will be distributed to the Chair of our Nominating and Corporate Governance Committee.

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Code of Ethics

We have adopted a code of conduct that applies to all of our officers, employees and directors, and a separate code of ethics that applies to our Chief Executive Officer and senior financial officers. Our code of conduct and code of ethics are available on our website at https://ir.amaze.co/corporate-governance/governance-documents.

Insider Trading Policy

We have adopted an insider trading policy that governs the purchase, sale, and/or other transactions of our securities by our directors, officers, employees and other covered persons. A copy of our insider trading policy is filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. In addition, with regard to the Company’s trading in its own securities, it is our policy to comply with federal securities laws and applicable stock exchange listing requirements.

Speculative Trading and Hedging Policies

Our insider trading policy prohibits directors, officers and employees from engaging in short-term or speculative trading in Company securities. Specifically, the policy (i) prohibits officers and directors from engaging in short sales; (ii) prohibits directors, officers and employees from holding Company securities in a margin account or pledging Company Securities as collateral for a loan unless consent is received in advance from the compliance officer; and (iii) prohibits hedging transactions, including through the use of financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds.

Timing of Equity Awards

The Company has no specific policy or practice on the timing of grants of such awards in relation to the disclosure of material nonpublic information. The Company has not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation in fiscal year 2025.

RELATED PARTY TRANSACTIONS

We have adopted a policy with respect to the review, approval and ratification of related party transactions. Under the policy, our audit committee is responsible for reviewing and approving related party transactions. In the course of its review and approval of related party transactions, our audit committee will consider the relevant facts and circumstances to decide whether to approve such transactions.

Transactions with Related Persons

In addition to the compensation arrangements discussed in this Proxy Statement under the caption “Executive Compensation,” the following is a description of each transaction since January 1, 2025 and each currently proposed transaction in which:

●	we have been or are to be a participant;

●	the amount involved exceeds or will exceed $120,000; and

●	any of our directors, executive officers, or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with any of these individuals had or will have a direct or indirect material interest.

Director and Officer Indemnification Agreements

We have entered into indemnification agreements (the “Indemnification Agreements”) with each of our current and former officers and directors. The Indemnification Agreements clarify and supplement indemnification provisions already contained in the Company’s bylaws (the “Bylaws”) and generally provide that the Company shall indemnify the indemnitees to the fullest extent permitted by applicable law, subject to certain exceptions, against expenses, judgments, fines and other amounts actually and reasonably incurred in connection with their service as a director or officer and also provide for rights to advancement of expenses and contribution.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file electronically reports of ownership and changes in ownership of such securities with the SEC. To the best of our knowledge, based solely on a review of the Section 16(a) reports and written statements from executive officers and directors, for the years ended December 31, 2025 and 2024, required reports of executive officers, directors and holders of more than 10% of our equity securities were filed on time, except for the following:

●	Amrapali Gan did not timely file a Form 3 reporting she held no shares upon her appointment to the Board on June 12, 2025; and did not timely file a Form 4 reporting restricted stock unit awards granted on December 17, 2025 in the amount of 141,166 shares;
●	Sandra Hawkins did not timely file a Form 3 reporting she held no shares upon her appointment to the Board on June 12, 2025; and did not timely file a Form 4 reporting restricted stock unit awards granted on December 17, 2025 in the amount of 141,166 shares;
●	Peter Deutschman did not timely file a Form 3 reporting Series D in the amount of 5,000 shares upon his appointment to the Board on June 12, 2025; did not timely file a Form 4 reporting the conversion of the 5,000 Series D preferred shares to 27,174 shares of common stock on June 12, 2025; and did not timely file a Form 4 reporting restricted did not timely file a Form 4 reporting restricted stock unit awards granted on December 17, 2025 in the amount of 128,333 shares;
●	Danielle Pederson did not timely file a Form 3 reporting she held no shares upon her appointment to Chief Marketing Officer June 12, 2025; did not timely file a Form 4 reporting restricted stock award granted on August 14, 2025 in the amount of 26,702 shares; and did not timely file a Form 4 reporting restricted stock unit awards granted on December 19, 2025 in the amount of 358,768 shares;
●	Gwan Yip did not timely file a Form 3 reporting he held no shares upon his appointment to Chief Product Officer June 12, 2025; did not timely file a Form 4 reported restricted stock award granted on August 14, 2025 in the amount 26,702 shares; and did not timely file a Form 4 reporting restricted stock unit awards granted on December 19, 2025 in the amount of 358,768 shares;
●	David Yacullo did not timely file a Form 4 reporting restricted stock unit awards granted on December 17, 2025 in the amount of 141,166 shares;
●	Eric Doan did not timely file a Form 4 reporting restricted stock unit awards granted on December 17, 2025 in the amount of 141,166 shares;
●	Michael Pruitt did not timely file a Form 4 reporting restricted stock unit awards granted on December 17, 2025 in the amount of 141,166 shares; and
●	Aaron Day did not timely file a Form 4 reporting restricted stock unit awards granted on December 19, 2025 in the amount of 511,690 shares.

Director Compensation

The Board (or a compensation committee thereof) will periodically reevaluate the form and amount of director compensation and make adjustments that it deems to be appropriate. We will also reimburse our directors for reasonable expenses incurred in the performance of the directors’ services to us upon submission of invoices and receipts for such expenses.

The Company adopted a new director compensation program commencing in 2023. Under this program, the Company pays quarterly cash compensation of $5,000 to each non-employee member of our Board, which is paid in quarterly installments in arrears on the last day of each calendar quarter (or, if not a business day, then the next business day), prorated for partial quarterly periods as appropriate (the “Director Fees”).

Director Compensation Table

The following table sets forth information regarding the compensation earned or paid for service on our Board of Directors by our non-employee directors during the year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Eric Doan	10,000	54,772	64,772
Brad Yacullo	10,000	-	10,000
David Yacullo	10,000	54,772	64,772
Peter Deutschman	-	49,793	49,793
Amrapali Gan	-	54,772	54,772
Sandra Hawkins	-	54,772	54,772

(1)	Represents the grant date value of the options and awards granted during the years presented, determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

Executive Compensation

The following information is related to the compensation earned in fiscal 2025 and 2024 by (i) all persons who served as our principal executive officer during fiscal 2025 and (ii) our two other most highly compensated officers who were serving as executive officers at the end of fiscal 2025. We refer to these individuals as our “Named Executive Officers” or “NEOs.”

Summary Compensation Table

The following table summarizes all compensation recorded by us in each of the last two completed fiscal years for:

●	all individuals serving as our principal executive officer or acting in a similar capacity during fiscal 2025;
●	our two most highly compensated named executive officers at December 31, 2025 whose annual compensation exceeded $100,000; and
●	up to two additional individuals for whom disclosure would have been made in this table but for the fact that the individual was not serving as a named executive officer of our company at December 31, 2025.

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Name and Principal Position	Year	Salary	Bonus	Stock Awards		All Other Compensation		Total Compensation

Aaron Day (1)	2025	306,295		156,065	(7)			462,368
CEO

Michael Pruitt (2)	2025	35,000	50,000	54,772	(4)	15,000	(5)	154,777
Former CEO	2024	40,000				20,000	(5)	60,000

Rick Nechio (3)	2025	84,240				6,250	(6)	90,490
Former President and Head of Sales	2024	150,000						150,000

Ezra Rosensaft	2025	120,063				75,000	(8)	195,063
Former CFO

(1)	Mr. Day commenced serving as our Chief Executive Officer June 13, 2025.
(2)	Mr. Pruitt served as interim Chief Executive Officer from July 19, 2023 to June 12, 2025.
(3)	Mr. Nechio served as President and Head of Sales until August 4, 2025.
(4)	Represents restricted stock unit awards to board members in December 2025.
(5)	Represents compensation paid for services as a director.
(6)	Represents severance payments made in 2025.
(7)	Represents restricted stock units awarded to Company executives in December 2025.
(8)	Represents severance payments made in 2025.

Executive Employment Agreements

Aaron Day. On June 13, 2025, the Company appointed Aaron Day, age 56, as its new Chief Executive Officer. In connection with his role as CEO, Mr. Day will be paid an annual base salary of $350,000 and may receive a bonus equal to 50 percent of his salary upon the Company achieving specific performance metrics and revenue targets. Additionally, Mr. Day has been granted 2,666,667 restricted stock units (“RSUs”) under the Company’s Amended and Restated 2021 Equity Incentive Plan. The RSUs will vest over 3 years, with one-third of the RSUs vesting on the first anniversary of the grant date and the remainder vesting in equal yearly installments until the third anniversary of the grant date.

Joel Krutz. On December 16, 2025, the Company appointed Joel Krutz, age 52, as its new Chief Financial Officer, effective January 5, 2026. In connection with his appointment as Chief Financial Officer, on December 17, 2025, the Company entered into an employment offer letter with Mr. Krutz (the “Offer Letter”) that provides for an initial base salary of $400,000, one-time bonuses if certain performance metrics are met in 2026, and future eligibility to receive performance bonuses based on the Company’s achievement revenue targets to be determined by the Board or a committee thereof. Additionally, Mr. Krutz has been granted 586,085 RSUs under the Company’s Amended and Restated 2021 Equity Incentive Plan. The RSUs will vest over 3 years, with one-third of the RSUs vesting on the first anniversary of the grant date and the remainder vesting in equal monthly installments thereafter until the third anniversary of the grant date. Mr. Krutz’s employment is at-will.

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Outstanding Equity Awards at Fiscal Year End 2025

The following table provides information concerning outstanding equity awards for each named executive officer as of December 31, 2025.

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option exercise price ($)	Option expiration date	Number of shares of unit of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market of payout value of unearned shares, units or other rights that have not vested

Michael Pruitt	-	-	-	-	-	105,874	40,232	-	-
Aaron Day	-	-	-	-	-	511,690	194,442	-	-

Securities Authorized for Issuance under Equity Compensation Plans

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column)

Plans approved by our stockholders	3,039	$69.92	77,362
2021 Equity Incentive Plan

Plans not approved by stockholders	3,057,008	-	-

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In accordance with the duties set forth in its written charter, the audit committee of our Board of Directors has appointed Wipfli LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. A representative of Wipfli LLP is not expected to attend this year’s Annual Meeting. To the extent that a representative of Wipfli LLP does attend this year’s Annual Meeting, he or she will be available to respond to appropriate questions from stockholders, and will have the opportunity to make a statement if he or she desires to do so.

We are not required by statute or our bylaws or other governing documents to obtain stockholder ratification of the appointment of Wipfli LLP as our independent registered public accounting firm. The audit committee has submitted the appointment of Wipfli LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the appointment, the audit committee may reconsider its selection. Notwithstanding the proposed ratification of the appointment of Wipfli LLP by the stockholders, the audit committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year without notice to, or the consent of, the stockholders, if the audit committee determines that such a change would be in our best interests and the best interests of our stockholders.

Principal Accountant Fees and Services

The following table presents the aggregate fees billed to us by Wipfli LLP for the fiscal years ended December 31, 2025 and 2024.

	2025	2024
Audit Fees(1)	$448,455	$208,870
Audit-Related Fees(2)	0	0
Tax Fees(3)	0	0
All Other Fees(4)	0	0
	$448,455	$208,870

(1) Audit Fees were principally for services rendered for the audit of our financial statements, reviews of our interim financial statements, the issuance of accountant consents, and services that are normally provided by Wipfli LLP in connection with the financial statement audit. Audit Fees for 2024 also included fees for the review of our registration statements on Form S-4 in connection with the terminated acquisition of Notes Live, Inc.

(2) Audit-related fees were for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit fees.”

(3) Tax Fees consist of fees for tax compliance, tax advice, and tax planning.

(4) All Other Fees typically consist of fees for permitted non-audit products and services provided.

Audit Committee Pre-Approval Policy and Procedures

Pursuant to the audit committee charter, the audit committee reviews and approves, the scope and plans for the audits and the audit engagement fees and terms and approves in advance, all audit and non-audit and tax services to be performed by the independent auditor that are not otherwise prohibited by law or regulations and any associated fees. Following the adoption of the pre-approval policy, the audit committee has pre-approved all services performed by the independent registered public accounting firm.

THE Board recommends A vote “FOR” thIS PROPOSAL 2

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PROPOSAL 3

APPROVAL OF THE 2026 EQUITY INCENTIVE PLAN

On April 28, 2026, the Board adopted the 2026 Equity Incentive Plan upon the recommendation of the Compensation Committee (for purposes of this discussion, the “Committee”). The 2026 Plan will only become effective if approved by stockholders at the Annual Meeting. If approved, the 2026 Plan will enable the Company to provide stock-based incentives that align the interests of employees, consultants and directors with those of the stockholders of the Company by motivating its employees to achieve long-term results and rewarding them for their achievements; to attract and retain the types of employees, consultants and directors who will contribute to the Company’s long range success; and to promote the success of the Company’s business.

The Company believes that equity-based compensation is a critical part of its compensation program. Stockholder approval of the 2026 Plan would allow us to continue to attract and retain talented employees, consultants and directors with equity incentives.

Material Terms of the 2026 Plan

The following summary of the material terms of the 2026 Plan is qualified in its entirety by the full text of the 2026 Plan, a copy of which is attached to this Proxy Statement as Appendix A. You also may obtain a copy of the 2026 Plan, free of charge, by writing to the Company, Attention: Corporate Secretary, 150 Paularino Avenue, Suite D-200, Costa Mesa, CA 92626.

Effective Date; Duration of the 2026 Plan

The 2026 Plan will become effective upon approval by the Company’s stockholders and will remain in effect until the tenth anniversary of the date it is approved by stockholders, unless terminated earlier by the Board.

Plan Administration

The 2026 Plan will be administered by the Committee or, in the Board’s sole discretion, by the Board. The Committee will have the authority to, among other things, interpret the 2026 Plan, determine who will be granted awards under the 2026 Plan, determine the terms and conditions of each award, and take action as it determines to be necessary or advisable for the administration of the 2026 Plan.

Eligibility

The Committee may grant awards to any employee, consultant or director of the Company and its affiliates. Only employees are eligible to receive incentive stock options.

Shares Available for Awards; Limits on Awards

The 2026 Plan reserves 8,300,000 shares of our common stock for issuance pursuant to the terms of the 2026 Plan upon the grant of plan options, restricted stock awards, or other stock-based awards granted under the 2026 Plan. The 2026 Plan also contains an “evergreen formula” pursuant to which the number of shares of common stock available for issuance under the 2026 Plan will automatically increase on January 1 of each calendar year during the term of the 2026 Plan, beginning with calendar year 2027, by an amount equal to 9.99% of the total number of shares of common stock outstanding on December 31 of such calendar year.

If any outstanding award expires or is canceled, forfeited, or terminated without issuance of the full number of shares of common stock to which the award related, then the shares subject to such award will again become available for future grant under the 2026 Plan.

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Types of Awards That May Be Granted

Subject to the limits in the 2026 Plan, the Committee has the authority to set the size and type of award and any vesting or performance conditions. The types of awards that may be granted under the 2026 Plan are: stock options (including both incentive stock options (ISOs) and non-qualified stock options), stock appreciation rights (SARs), restricted stock, restricted stock units (RSUs), performance share awards, and performance cash awards.

Stock Options

A stock option is the right to purchase shares of common stock at a future date at a specified price per share called the exercise price. An option may be either an ISO or a non-qualified stock option. ISOs and non-qualified stock options are taxed differently, as described under Federal Income Tax Consequences of Awards. Except in the case of options granted pursuant to an assumption or substitution for another option, the exercise price of a stock option may not be less than the fair market value (or in the case of an ISO granted to a ten percent stockholder, 110% of the fair market value) of a share of common stock on the grant date. As of the Record Date, the closing price of our common stock was $0.18 per share. Full payment of the exercise price must be made at the time of such exercise either in cash or bank check or in another manner approved by the Committee.

Stock Appreciation Rights

A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the exercise price. The exercise price of a SAR may not be less than the fair market value of a share of common stock on the grant date. SARs may be granted alone or in tandem with an option granted under the 2026 Plan.

Restricted Stock

A restricted stock award is an award of actual shares of common stock which may be subject to certain restrictions for a period of time determined by the Committee. Restricted stock may be held by the Company or in escrow or delivered to the participant pending the release of the restrictions. Participants who receive restricted stock awards generally have the rights and privileges of stockholders regarding the shares of restricted stock during the restricted period, including the right to vote and the right to receive dividends, provided that any cash or stock dividends with respect to the restricted stock will be withheld by the Company for the participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld will be distributed to the participant in cash or, at the discretion of the Committee, in shares of common stock having a fair market value equal to the amount of such dividends upon the release of restrictions on such restricted stock, unless such restricted stock is forfeited.

Restricted Stock Units

An RSU is an award of hypothetical common stock units having a value equal to the fair market value of an identical number of shares of common stock, which may be subject to certain restrictions for a period of time determined by the Committee. No shares of common stock are issued at the time an RSU is granted, and the Company is not required to set aside any funds for the payment of any RSU award. Because no shares are outstanding, the participant does not have any rights as a stockholder. The Committee may grant RSUs with a deferral feature (deferred stock units or DSUs), which defers settlement of the RSU beyond the vesting date until a future payment date or event set out in the participant’s award agreement. The Committee has the discretion to credit RSUs or DSUs with dividend equivalents.

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Performance Share Awards

A performance award is an award of shares of common stock or units that are only earned if certain conditions are met. The Committee has the discretion to determine the number of shares of common stock or stock-denominated units subject to a performance share award, the applicable performance period, the conditions that must be satisfied for a participant to earn an award, and any other terms, conditions and restrictions of the award.

Performance Cash Awards

A performance cash award is a cash award (for a dollar value not in excess of $50,000) that is payable contingent upon the attainment during a performance period of certain performance goals. The Committee has the discretion to determine the length of the applicable performance period, the conditions that must be satisfied for a participant to earn an award, and any other terms, conditions and restrictions of the award. The Company may still award cash bonuses or similar cash-based compensation outside of the 2026 Plan.

Vesting

The 2026 Plan allows for awards subject to either time-based vesting or performance-based vesting, or both as determined by the Committee. The Committee has the authority to determine the vesting schedule of each award, and to accelerate the vesting and exercisability of any award.

Adjustments Upon Changes in Stock

In the event of changes in the outstanding common stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the grant date of any award, awards granted under the 2026 Plan and any award agreements, the exercise price of options and SARs, the maximum number of shares of common stock subject to all awards and the maximum number of shares of common stock with respect to which any one person may be granted awards during any period will be equitably adjusted or substituted, as to the number, price or kind of a share of common stock or other consideration subject to such awards to the extent necessary to preserve the economic intent of the award.

Unless the Committee specifically determines that such adjustment is in the best interests of the Company or its affiliates, the Committee will, in the case of ISOs, ensure that any adjustments made will not constitute a modification, extension or renewal of the ISO within the meaning of Section 424(h)(3) of the Internal Revenue Code (the “Code”) and in the case of non-qualified stock options, ensure that any adjustments will not constitute a modification of such non-qualified stock options within the meaning of Section 409A of the Code. Any adjustments will be made in a manner which does not adversely affect the exemption provided under Rule 16b-3 under the Exchange Act. The Company will give participants notice of any adjustment.

Change in Control

Unless otherwise provided in an award agreement, in the event of a change in control of the Company, (i) the vesting of all awards under the 2026 Plan will fully accelerate and all outstanding options and SARs will become immediately exercisable, (ii) the restricted period will expire immediately with respect to all outstanding restricted stock and restricted stock units, and (iii) in the case of performance share awards and performance cash awards, all incomplete performance periods in effect on the date the change in control occurs will end on the date of such change in control and the Committee will (a) determine the extent to which performance goals with respect to each such performance period have been met and (b) cause applicable participants to be paid partial or full awards for each such performance period based upon the Committee’s determination of the degree to which performance goals were attained or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.

In addition, in the event of a change in control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding awards and pay to the holders the value of the awards based upon the price per share of common stock received or to be received by other stockholders of the Company in the event. In the case of any option or SAR with an exercise price that equals or exceeds the price paid for a share of common stock in connection with the change in control, the Committee may cancel the option or SAR without the payment of any consideration.

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“Change in Control” generally means, with certain exceptions, the occurrence of: (i) any person becomes the owner of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction; (ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction. (iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to an entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or (iv) individuals who, on the date the 2026 Plan is adopted by the Board, are Incumbent Directors cease for any reason to constitute at least a majority of the members of the Board. Stockholders are encouraged to review the 2026 Plan for the full definition of Change of Control.

Amendment or Termination of the 2026 Plan

The Board may amend or terminate the 2026 Plan at any time. However, except in the case of adjustments upon changes in common stock, no amendment will be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy applicable laws or the rules of any stock exchange or quotation system on which the shares of common stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the 2026 Plan. The 2026 Plan will terminate on the tenth anniversary of the date it is approved by stockholders, unless previously terminated by the Board.

Amendment of Awards

The Committee may amend the terms of any one or more awards. However, the Committee may not amend an award that would impair a participant’s rights under the award without the participant’s written consent.

Forfeiture and Recoupment

Each award and the applicable participant’s rights, payments and benefits with respect to an award are subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of the participant’s: (i) breach of a duty of confidentiality, (ii) competing with the Company, (ii) soliciting Company personnel after employment is terminated, (iii) failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the participant, (iv) being terminated for cause, (v) violating of the Company’s insider trading policy, (vi) or engaging in other conduct that is detrimental to the business or reputation of the Company and/or its affiliates as determined by the Board.

Clawback

Each award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, or any policy adopted by the Company pursuant to any of the foregoing.

Summary of Federal Tax Consequences

This summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2026 Plan and does not constitute tax advice. Participants should consult their own tax advisors regarding the specific tax consequences applicable to their individual circumstances. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or non-U.S. jurisdiction to which the participant may be subject. As a result, tax consequences for any particular participant may vary based on individual circumstances.

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Nonqualified Stock Options

The grant of a nonqualified stock option will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the excess of the fair market value of the shares on the date of exercise over the exercise price and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon the sale of the shares acquired on exercise will be treated as capital gains or losses.

Incentive Stock Options (ISOs)

The grant of an ISO will not result in taxable income to the participant. The exercise of an ISO will not result in taxable income to the participant if at the time of exercise the participant has been employed by the Company or its subsidiaries at all times beginning on the date the ISO was granted and ending not more than 90 days before the date of exercise. However, the excess of the fair market value of the shares on the date of exercise over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum tax liability for the year the shares are sold.

If the participant does not sell the shares acquired on exercise within two years from the date of grant and one year from the date of exercise then on the sale of the shares any amount realized in excess of the exercise price will be taxed as capital gain. If the amount realized in the sale is less than the exercise price, then the participant will recognize a capital loss.

If these holding requirements are not met, then the participant will generally recognize ordinary income at the time the shares are sold in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the excess, if any, of the amount realized on the sale of the shares over the exercise price, and the Company will be entitled to a corresponding deduction.

SARs

The grant of a SAR will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the amount of cash received or the fair market value of the shares received and the Company will be entitled to a corresponding deduction for tax purposes. If the SARs are settled in shares, then when the shares are sold the participant will recognize capital gain or loss on the difference between the sale price and the amount recognized at exercise. Whether it is a long-term or short-term gain or loss depends on how long the shares are held.

Restricted Stock and Performance Shares

Unless a participant makes an election to accelerate the recognition of income to the grant date (as described below), the grant of restricted stock or performance shares awards will not result in taxable income to the participant. When the restrictions lapse, the participant will recognize ordinary income on the excess of the fair market value of the shares on the vesting date over the amount paid for the shares, if any, and the Company will be entitled to a corresponding deduction.

If the participant makes an election under Section 83(b) of the Code within thirty days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the shares on the grant date over the amount paid, if any, and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates. However, if the shares are later forfeited, the participant will not be able to recover any taxes paid.

RSUs

The grant of an RSU will not result in taxable income to the participant. When the RSU is settled, the participant will recognize ordinary income equal to the fair market value of the shares or the cash provided on settlement and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates.

Section 409A

Section 409A of the Code imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A of the Code, while others are exempt. If an award is subject to Section 409A of the Code and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties. The 2026 Plan and awards granted under the 2026 Plan are intended to be exempt from or conform to the requirements of Section 409A of the Code.

New Plan Benefits

Awards under the 2026 Plan will be granted in amounts and to individuals as determined by the Committee in its sole discretion. Therefore, the benefits or amounts that will be received by employees, officers, directors and consultants under the 2026 Plan are not determinable at this time.

THE Board recommends A vote “FOR” thIS PROPOSAL 3.

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PROPOSAL 4

APPROVAL OF ISSUANCE OF SHARES IN EXCESS OF EXCHANGE CAP

General

On September 11, 2025, we entered into a securities purchase agreement (the “Purchase Agreement”) with certain holders of our secured original issue discount notes (the “Prior Notes”). Under the terms of the Purchase Agreement, the investors agreed to purchase approximately $4,143,234 in aggregate principal amount of senior secured original issue discount convertible promissory notes (the “New Senior Secured Convertible Notes”) for a total consideration of $4,043,234.24 by (i) exchanging approximately $3,043,234 of aggregate outstanding principal amount, plus accrued interest, of Prior Notes held by them and (ii) paying $1,000,000 in cash to us.

Under the terms of the Purchase Agreement, we agreed not to effect or enter into any agreement to effect any issuance of common stock or common stock Equivalents involving a Variable Rate Transaction (as defined in the Purchase Agreement), for so long as any investor holds any New Senior Secured Convertible Notes. In addition, if, any time until the New Senior Secured Convertible Notes are no longer outstanding, we propose to sell securities in a subsequent financing, each investor may elect, in its sole discretion, to exchange all or a portion of such investor’s New Senior Secured Convertible Note for securities of the same type issued in such subsequent financing, based on 110% the principal amount of the New Senior Secured Convertible Note then outstanding.

We agreed to use our reasonable best efforts to solicit such stockholder approval as may be required under the NYSE American Company Guide with respect to the transactions contemplated by the Purchase Agreement and the New Senior Secured Convertible Notes, including the issuance of shares of common stock upon conversion of the New Senior Secured Convertible Note in excess of 19.9% of the issued and outstanding common stock on the closing date, and to cause our Board of Directors to recommend that stockholders approve such proposal at the stockholder meeting. We also agreed to use best efforts to seek to obtain such stockholder approval no later than the 90th date from the date of the Purchase Agreement. If such stockholder approval is not obtained, we are required to hold another stockholder meeting every 90 days until stockholder approval is obtained.

New Senior Secured Convertible Notes

The following summary of the terms of the New Senior Secured Convertible Notes is not complete and is subject to and qualified in its entirety by the provisions of the New Senior Secured Convertible Note, which was filed as an exhibit to the Current Report on Form 8-K filed with the SEC on September 17, 2025.

The New Senior Secured Convertible Notes are our senior secured obligations and will mature on March 11, 2026 unless earlier converted. The New Senior Secured Convertible Notes bear interest at an annual rate of 7%, payable on the first trading day each month. We may extend the maturity date for six months, upon which the principal and accrued and unpaid interest will be increased to 110% of the total principal and all accrued and unpaid interest as of the original maturity date. The New Senior Secured Convertible Notes have an initial conversion price of $2.33 per share, subject to adjustment for subsequent lower price issuances or deemed issuances by us as well as stock splits, combinations, stock dividends and reclassifications. The New Senior Secured Convertible Notes are convertible at any time after the issuance date. If we receive a conversion notice at a time when the conversion price is less than the floor price, we will issue a number of shares equal to the conversion amount divided by the floor price and pay the economic difference between the applicable conversion price (without regard to the floor price) and such floor price in cash. The floor price is $1.50, subject to adjustment for stock splits, combinations, stock dividends and reclassifications.

In order to comply with NYSE American Company Guide, the New Senior Secured Convertible Notes provide that, prior to the date that stockholder approval has been obtained, conversion of the New Senior Secured Convertible Notes among the holders is limited in the aggregate to 19.9% of our outstanding common stock as of the date of the Purchase Agreement. The New Senior Secured Convertible Notes contain a 9.99% maximum beneficial ownership limitation, and customary provisions regarding events of defaults and negative covenants.

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Under the New Senior Secured Convertible Notes, the investors have the right to participate in any subsequent financing (other than an at-the-market offering or equity line of credit) by exchanging a portion of such investor’s New Senior Secured Convertible Note representing on a pro rata basis of up to 100% of the securities or instruments being offered and sold in such financing, at a 20% discount. In addition, if while the New Senior Secured Convertible Note is outstanding, we receive cash proceeds from any financing, we are required to prepay the principal and accrued and unpaid interest thereon within one trading day thereof, in an amount equal to the investor’s pro rata portion of 30% of the net proceeds received by us in such financing. However, such prepayment will not apply to (i) the first $1,500,000 of net proceeds received by us after September 11, 2025 pursuant to the Securities Purchase Agreement dated May 6, 2025 between the Company and C/M Capital Master Fund, LP, (ii) the proceeds received under the Securities Purchase Agreement dated August 7, 2025 between the Company and Parler Cloud Technologies, LLC and (iii) the first $2,500,000 of net proceeds received by us in an at-the-market offering (the “Continuing Offering Thresholds”). If the closing price of our common stock falls below 50% of the floor price, then the Continuing Offering Thresholds will cease to apply and the prepayment amount will increase to 50% from 30% of the net proceeds.

Reason for Proposal

Because our common stock is listed on the NYSE American, we are subject to NYSE American’s rules and regulations. NYSE American Company Guide Section 713(a) requires a company listed on the NYSE American to obtain stockholder approval prior to the issuance of common stock (or other securities convertible into common stock) when the additional shares will be issued in connection with a transaction, other than a public offering, involving the sale, issuance, or potential issuance of common stock (or securities convertible into common stock) equal to 20% or more of the company’s outstanding stock for less than the greater of book or market value of the stock. NYSE American Company Guide Section 713(b) requires a company listed on the NYSE American to obtain stockholder approval prior to an issuance of securities that will result in a “change of control” of the company. Although NYSE American has not adopted any rule as to what constitutes a “change of control,” a change of control may be deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. A “change of control” under NYSE American Company Guide Section 713(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Nevada law, our organizational documents or any other purpose.

Based on the initial conversion price of $2.33 per share and disregarding the 9.9% beneficial ownership limitation, the total number of shares of common stock issuable upon conversion of $4,143,234 in aggregate principal amount of the New Senior Secured Convertible Notes would be 1,778,212 shares (without taking into account accrued interest), which would represent approximately 21.7% of our outstanding common stock on September 11, 2025. However, if the conversion price in effect at the time of conversion is less than the floor price of $1.50 share, based on the floor price, the total number of shares issuable upon conversion of the New Senior Secured Convertible Notes would be 2,762,156 shares (without taking into account accrued interest), which would represent approximately 30.2% of our outstanding common stock on September 11, 2025. Therefore, the stockholder approval requirements under NYSE American Company Guide Sections 713(a) and (b) apply to the issuance of the common stock upon conversion of New Senior Secured Convertible Notes.

Stockholder approval of Proposal 4 will constitute stockholder approval for purposes of NYSE American Company Guide Sections 713(a) and (b).

Potential Effects of Proposal 4

If Proposal 4 is approved, the issuance of shares of our common stock upon conversion of the New Senior Secured Convertible Notes would result in an increase in the number of shares of our common stock outstanding, and our existing stockholders will suffer significant dilution in their ownership interests. As discussed above, the number of shares issuable upon conversion of the New Senior Secured Convertible Notes would substantially increase if the initial conversion price is adjusted lower. The number of shares that will actually be issued on conversion of the New Senior Secured Convertible Notes depends on a number of factors, including the total principal amount and amount of accrued interest that is being converted, and whether the conversion price has been adjusted lower for dilutive issuances by us.

In the event that our stockholders do not approve this Proposal 4, conversion of the New Senior Secured Convertible Notes will continue to be limited in the aggregate to 19.9% of our outstanding common stock as of the date of the Purchase Agreement.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL 4.

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PROPOSAL 5

AUTHORIZED SHARES INCREASE

Overview

On April 28, 2026, subject to stockholder approval, the Board approved an amendment to our Articles of Incorporation to increase the Company’s authorized shares of common stock from 100,000,000 to 750,000,000 shares. The form of the proposed Certificate of Amendment effecting the amendment is attached to this Proxy Statement as Appendix B.

As of the Record Date, the Company has a total of 125,000,000 shares of capital stock authorized under the Articles of Incorporation, consisting of 100,000,000 shares of common stock and 25,000,000 shares of preferred stock. The Board is asking our stockholders to approve an amendment that will increase the number of authorized shares of common stock from 100,000,000 to 750,000,000 and increase the number of authorized shares of all classes of stock from 125,000,000 to 775,000,000. The number of shares of authorized preferred stock would remain unchanged.

No other changes to the Articles of Incorporation are being proposed, including with respect to the number of authorized shares of preferred stock. The amendment is not intended to modify the rights of existing stockholders in any material respect. The additional shares of common stock to be authorized pursuant to the proposed amendment will be identical to the shares of common stock currently authorized and outstanding under our Articles of Incorporation, none of which have preemptive or similar rights to acquire the newly authorized shares.

Reasons for the Amendment

The Board believes that it is in the Company’s best interest to increase the number of authorized shares of our common stock from 100,000,000 shares to 750,000,000 shares in order to provide the Company with greater flexibility to issue additional shares for purposes such as raising capital and other corporate needs without the need to obtain additional stockholder approval to increase our authorized shares of common stock. Each additional authorized share of common stock would have the same rights and privileges as each share of currently authorized common stock. Without an increase in the number of authorized shares of common stock, the Company may be constrained in its ability to raise capital in a timely fashion or at all and may lose important business opportunities, which could adversely affect our financial performance and growth. Other than its equity line of credit and agreements relating to the issuance of Series B and Series C Preferred Stock (including the potential issuance of shares of common stock upon conversion), and the Company has no definitive agreements to issue common stock in the future.

Effects of the Amendment

The proposed amendment to our Articles of Incorporation would increase the total number of authorized shares of the Company’s common stock to 750,000,000 shares.

The rights and preferences of the shares of common stock prior and subsequent to the increase in the Company’s authorized capital will remain the same. It is not anticipated that the Company’s financial condition, management’s percentage ownership, the number of stockholders, or any aspect of the Company’s business will materially change as a result of the proposed amendment. The increase in authorized shares will not affect any stockholder’s percentage ownership interest in the Company or proportionate voting power.

While the increase in authorized shares will not have an immediate effect on the rights of existing stockholders, it may have a dilutive effect on the Company’s existing stockholders if additional shares are issued. The perception that there might be additional or future dilution to our existing stockholders may put pressure on our stock price.

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While the issuance of additional shares of common stock may be deemed to have potential anti-takeover effects, including by delaying or preventing a change in control of the Company through subsequent issuances of these shares which could make a change in control of the Company more difficult, and therefore, less likely, this proposal to increase the authorized common stock is not prompted by any specific effort of which we are aware to accumulate shares of our common stock or obtain control of the Company. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of common stock as compared to the then-existing market price. Although the issuance of additional shares of common stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the amendment is not in response to any effort to which the Company is aware to accumulate common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders.

The additional authorized shares of common stock, if and when issued, would be part of the existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding. Stockholders do not have preemptive rights with respect to our common stock. Therefore, should the Board determine to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase such shares in order to maintain their proportionate ownership thereof.

In order to ensure continued listing in accordance with the NYSE American rules and regulations, the Board unanimously approved a reverse stock split of the Company’s issued and outstanding shares of common stock at a ratio of one-for-eight and a proportional decrease in authorized common stock. The Company will only effectuate this pro-rata decrease if it deems it appropriate to remain listed on the NYSE American. In such event, our authorized capital will be reduced to, assuming this proposal is approved, approximately 94,000,000 shares.

If this proposal is not approved by the stockholders, the Company may not be able to access the capital markets, complete corporate collaborations, partnerships or other strategic transactions, attract, retain and motivate employees, and pursue other business opportunities integral to the Company’s growth and success.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL 5.

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PROPOSAL 6

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act and recent legislation, we are asking our stockholders to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, we are providing our stockholders with an opportunity to express their views on our Named Executive Officers’ compensation.

Advisory Vote and Board Recommendation; Vote Required

We encourage stockholders to read the “Executive Compensation” section in this proxy statement, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our Named Executive Officers in fiscal year 2025. The compensation of our Named Executive Officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment. The Compensation Committee and our Board believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our Named Executive Officers to dedicate themselves fully to value creation for our stockholders.

This vote is not intended to address any specific element of compensation but rather the overall compensation of our Named Executive Officers and the compensation philosophy, policies, practices and disclosures described in this proxy statement.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to Amaze’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

Although this advisory vote is nonbinding, our Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our Named Executive Officer compensation and related executive compensation programs.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL 6.

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PROPOSAL 7

Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

As described in our “say-on-pay” Proposal 7 above, our stockholders are being asked to cast an advisory vote on the compensation of our Named Executive Officers, as disclosed in this proxy statement. In addition, in accordance with the Dodd-Frank Act and Section 14A of the Exchange Act, we are asking our stockholders to cast an advisory vote on how often we should include a say-on-pay vote in our proxy statement for future stockholder meetings. Stockholders may vote to request the say-on-pay vote every year, every two years or every three years or may abstain from voting.

Advisory Vote and Board Recommendation

After careful consideration of the frequency alternatives, our Board has determined that holding an advisory vote to approve the compensation of our Named Executive Officers every three years is the most appropriate policy at this time, and recommends that future advisory votes to approve the compensation of our Named Executive Officers occur every third year. Our executive compensation program is designed to create long-term value for our stockholders, and a triennial vote will allow stockholders to better judge our executive compensation program in relation to our long-term performance. We also believe that a vote every three years is an appropriate frequency to provide sufficient time to thoughtfully consider stockholders’ input and to implement any appropriate changes to our executive compensation program, in light of the timing that would be required to implement any decisions related to such changes.

You may cast your vote on your preferred voting frequency by choosing one year, two years or three years or you may abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED, that the option of once every one year, two years or three years that receives the affirmative vote of the greatest number of the votes cast in person or by proxy at this meeting will be the preferred frequency recommended by the stockholders with which Amaze is to hold a stockholder vote to approve, on an advisory basis, the compensation of its named executive officers.”

Because this vote is advisory and not binding on the Board or Amaze in any way, the Board may decide that it is in the best interests of our stockholders and Amaze to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

THE BOARD RECOMMENDS A VOTE “FOR” AN ADVISORY VOTE EVERY THREE YEARS ON THE COMPENSATION OF OUR EXECUTIVE OFFICERS.

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proposal 8

adjournment

The Company is asking its stockholders to approve, if necessary, a proposal to adjourn the Annual Meeting to a later date and time to solicit additional proxies in favor of one or more proposals submitted to a vote by the stockholders at the Annual Meeting. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL 8.

30

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, based on amounts outstanding as of the date of this Prospectus, the number of shares of common stock beneficially owned by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Exchange Act) known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all executive officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has sole voting and investment power with respect to the shares beneficially owned.

The percentage of beneficial ownership shown in the table is based on 45,007,402 shares of common stock, 2,750 shares of Series B Preferred Stock, and 5,350 shares of Series C Preferred Stock outstanding as of the Record Date.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o Amaze Holdings, Inc., 150 Paularino Avenue, Suite D-200, Costa Mesa, CA 92626.

	Common Stock
Name of Beneficial Owner	Number of Shares	Percent
Executive Officers and Directors
Aaron Day(1)	575,315	1.6%
Rick Nechio	68,412	*
Ezra Rosencraft	—	—
Eric Doan	36,597	*
Michael Pruitt	36,597
David Yacullo	36,597	*
Peter Deutschman	100,061	*
Amrapali Gan	35,292	*
Sandra Hawkins	35,292	*
Directors, nominees and executive officers as a group (9 people)	855,751	*

* Less than 1%

(1)	Includes 5,924 shares of common stock held by the Day Family Trust dated August 20, 2020, of which Aaron E. Day and Elizabeth B. Day serve as trustees.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other information with the SEC. Certain of our SEC filings are available on our corporate website at www.amaze.co and on SEC’s web site at www.sec.gov. This proxy statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, Amaze Holdings, Inc. 150 Paularino Avenue, Suite D-200, Costa Mesa, CA 92626.

OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the 2026 Annual Meeting. If, however, other matters properly come before the 2026 Annual Meeting, the accompanying proxy authorizes the person named as proxy or his substitute to vote on such matters as he determines appropriate.

31

AMAZE HOLDINGS, INC. 150 Paularino Avenue, Suite D-200 Costa Mesa, CA 92626

VOTE BY INTERNET - www.proxyvote.com

Before The Meeting – Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 11, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

DURING THE MEETING– Go to www.virtualshareholdermeeting.com/AMZE2026.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 11, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —— — — —— — —
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMAZE HOLDINGS, INC.

Proposal 1		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	To elect seven members to the board of directors	☐	☐
				☐	CONTROL ID:
	Aaron Day			☐	REQUEST ID:
	Peter Deutschman			☐
	Eric Doan			☐
	Amrapali Gan			☐
	Sandra Hawkins			☐
	Michael Pruitt			☐
	David Yacullo			☐

Proposal 2		FOR	AGAINST	ABSTAIN
	To ratify the appointment of Wipfli LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐

Proposal 3		FOR	AGAINST	ABSTAIN
	To approve of the 2026 Equity Compensation Plan.	☐	☐	☐

Proposal 4		FOR	AGAINST	ABSTAIN
	To approve, for purposes of complying with Section 713(a) and Section 713(b) of the NYSE American Company Guide, the issuance of shares of our common stock upon conversion of senior secured original issue discount convertible notes in excess of the 19.9% exchange cap contained therein.	☐	☐	☐

Proposal 5		FOR	AGAINST	ABSTAIN
	To approve an amendment to our Articles of Incorporation, as amended, to increase the authorized number of shares of common stock from 100,000,000 to 750,000,000;	☐	☐	☐

Proposal 6		FOR	AGAINST	ABSTAIN
	To approve, on an advisory basis, the compensation paid to Amaze’s named executive officers as disclosed in the proxy statement.	☐	☐	☐

Proposal 7		1 YEAR	2 YEARS	3 YEARS	ABSTAIN
	To approve, on an advisory basis, the frequency of the advisory vote on executive compensation (every one year, two years, or three years, or abstain).	☐	☐	☐	☐

Proposal 8		FOR	AGAINST	ABSTAIN
	To consider and vote upon a proposal to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve any proposal.	☐	☐	☐

NOTE: Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available at www.proxyvote.com.

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— — — — — ——

AMAZE HOLDINGS, INC.

Annual Meeting of Stockholders

June 12, 2026 11:00 AM, ET

This proxy is solicited on behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Aaron Day and Joel Krutz, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Amaze Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, ET on June 12, 2026, virtually via live webcast on the Internet, and any adjournment or postponement thereof. No in-person meeting will be held.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

APPENDIX A

2026 EQUITY INCENTIVE PLAN

Amaze Holdings, Inc. (the “Company”) hereby establishes this 2026 Equity Incentive Plan (the “Plan”), effective [__], 2026, subject to approval by the shareholders of the Company (“Effective Date”).

1. Purpose; Eligibility.

1.1 General Purpose. The name of this plan is the 2026 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to (a) enable Amaze Holdings, Inc. (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3 Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, and (f) Performance Cash Awards.

2. Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company. The Board will have the authority to designate the time or times at which an Affiliate’s status is determined.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, or a Performance Cash Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cause” will have the meaning ascribed to such term in the applicable Award Agreement or, if no such definition is provided therein, in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States, any state thereof, or any applicable foreign jurisdiction; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company or any Affiliate; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or any Affiliate or of any statutory or common law duty owed to the Company or any Affiliate; (iv) such Participant’s unauthorized use or disclosure of the Company’s or any Affiliate’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board or the Committee, in its sole discretion. Any determination by the Board or Committee that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

A-1

With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the Director’s appointment; (d) willful conversion of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) any Exchange Act Person becomes the owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, (C) on account of the acquisition of securities of the Company by any individual who is either an executive officer or a Director; or (D) solely because the level of ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of the conversion of another stockholder’s voting securities or a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur; (ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction. (iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to an entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or (iv) individuals who, on the date the Plan is adopted by the Board, are Incumbent Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board. Notwithstanding the foregoing definition or any other provision of the Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply. To the extent required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.

A-2

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of two or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $0.001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a registration statement on Form S-8 under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such entity ceases to qualify as an Affiliate. To the extent permitted by law, the Committee or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Committee or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting of an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A of the Code, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

“Deferred Stock Units (DSUs)” has the meaning set forth in Section 7.2 hereof.

“Director” means a member of the Board.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

A-3

“Disqualifying Disposition” has the meaning set forth in Section 14.12.

“Effective Date” shall mean the date on which this Plan is approved by the shareholders of the Company.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934.

“Exchange Act Person” means any natural person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any subsidiary of the Company, (ii) any employee benefit plan of the Company or any subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (v) any natural person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that is the owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

“Fair Market Value” means, as of the last trading day before the grant of the Award, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange, the NASDAQ Stock Market or the OTC Markets, the Fair Market Value shall be the closing price of a share of Common Stock as quoted on such exchange or system. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

A-4

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 7.4.

“Performance Criteria” means the one or more criteria that the Board or Committee (as applicable) will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board or Committee (as applicable): (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) total stockholder return; (ix) return on equity or average stockholder’s equity; (x) return on assets, investment, or capital employed; (xi) stock price; (xii) margin (including gross margin); (xiii) income (before or after taxes); (xiv) operating income; (xv) operating income after taxes; (xvi) pre-tax profit; (xvii) operating cash flow; (xviii) sales or revenue targets; (xix) increases in revenue or product revenue; (xx) expenses and cost reduction goals; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) stockholders’ equity; (xxx) capital expenditures; (xxxi) debt levels; (xxxii) operating profit or net operating profit; (xxxiii) workforce diversity; (xxxiv) growth of net income or operating income; (xxxv) employee retention; (xxxvi) client satisfaction; budget management; (xxxviii) entry into or completion of strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); and (xxxix) completion of acquisitions or business expansion.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Board or Committee (as applicable) for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (i) by the Board or Committee (as applicable) (ii) in the Award Agreement at the time the Award is granted or (iii) in such other documented agreement between the Company and the Participant setting forth the Performance Goals at the time the Performance Goals are established, the Board or Committee (as applicable) may appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period, including without limitation as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes in the Company’s fiscal year, and changes to tax laws, generally accepted accounting principles, or other laws and regulations affecting reported results; (4) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock-based compensation and the award of bonuses under the Company’s bonus plans, if any; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; or (12) to exclude litigation or claim judgments or settlements. In addition, the Board or Committee (as applicable) retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Performance Share Award Agreement or the written terms of a Performance Cash Award.

A-5

“Performance Period” means the period of time selected by the Board or Committee (as applicable) over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board or Committee (as applicable).

“Performance Share Award” means any Award granted pursuant to Section 7.3 hereof.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Plan” means this 2026 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

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3. Administration.

3.1 Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a) to construe and interpret the Plan and apply its provisions;

(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d) to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e) to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g) to determine the number of shares of Common Stock to be made subject to each Award;

(h) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j) to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the performance goals, the performance period(s) and the number of Performance Shares earned by a Participant;

(k) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(l) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(m) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(n) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(o) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

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3.2 Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3 Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of two or more members of the Board, and the term “Committee” shall apply to any persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4 Committee Composition. The Committee shall consist solely of two or more Non-Employee Directors, unless determined otherwise by the Board. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4. Shares Subject to the Plan.

4.1 Subject to adjustment in accordance with Section 11 and 4.2 and 4.4 below, Shares authorized for Awards granted under the Plan on and after the Effective Date shall not exceed 8,300,000 shares. No more than 8,300,000 shares of Common Stock may be granted as Incentive Stock Options. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards. Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

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4.2 If any shares subject to an Award granted under the Plan are forfeited, an Award granted under the Plan expires or otherwise terminates without issuance of shares, or an Award granted under the Plan is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the shares subject to such Award (except as described below with respect to stock settled Stock Appreciation Rights), such shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for grant under the Plan in accordance with Section 4.3 below. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.3 Any shares that again become available for Awards under the Plan pursuant to this Section shall be added as one share for every one share subject to the Awards.

4.4 Evergreen Provision. On January 1 of each calendar year beginning with January 1, 2027 and continuing through and including January 1, 2036, the number of shares of Common Stock available for issuance under the Plan shall automatically increase by a number of shares equal to 9.99% of the total number of shares of Common Stock issued and outstanding on December 31 of the immediately preceding calendar year; provided, however, that the Board may act prior to January 1 of any calendar year to provide that there shall be no such increase for such year or that the increase shall be a lesser number of shares than would otherwise occur pursuant to this Section 4.4. Any shares added to the Plan pursuant to this Section 4.4 shall not require additional shareholder approval. Shares added pursuant to this Section 4.4 may be issued as Incentive Stock Options, subject to the aggregate Incentive Stock Option limit set forth in Section 4.1.

5. Eligibility.

5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2 Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6. Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-Qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

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6.3 Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4 Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid by: (i) delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5 Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6 Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7 Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months (except for Non-qualified Stock Options which shall be six months) following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

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6.9 Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the one year anniversary of the termination as a result of the Optionholder’s Disability. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the one year anniversary of the Optionholder’s death. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7. Provisions of Awards Other Than Options.

7.1 Stock Appreciation Rights.

(a) General. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option (“Related Rights”) granted under the Plan.

(b) Grant Requirements. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c) Term of Stock Appreciation Rights. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

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(d) Vesting of Stock Appreciation Rights. Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

(e) Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f) Exercise Price. The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g) Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

(h) Transferability of Stock Appreciation Rights. A Free Standing Right may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Free Standing Right does not provide for transferability, then the Free Standing Right shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Free Standing Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall be transferable only upon the same terms and conditions as the related Option.

7.2 Restricted Awards.

(a) General. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

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(b) Restricted Stock and Restricted Stock Units. Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(i) The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be paid currently (and in no case later than the end of the calendar year in which the dividend is paid to the holders of the Common Stock or, if later, the 15th day of the third month following the date the dividend is paid to holders of the Common Stock). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents. Dividend Equivalents will be deemed re-invested in additional Restricted Stock Units or Deferred Stock Units based on the Fair Market Value of a share of Common Stock on the applicable dividend payment date and rounded down to the nearest whole share.

(c) Restrictions.

(i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii) Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

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(iii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

(d) Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e) Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(i) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

(f) Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

7.3 Performance Share Awards.

(a) Grant of Performance Share Awards. Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the performance period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b) Earning Performance Share Awards. The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. No payout shall be made with respect to any Performance Share Award except upon written certification by the Committee that the minimum threshold performance goal(s) have been achieved.

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7.4 Performance Cash Awards. A Performance Cash Award is a cash award (for a dollar value not in excess of $50,000) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board or Committee, in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

8. Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9. Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10. Miscellaneous.

10.1 Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2 Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4 Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

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10.5 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11. Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12. Effect of Change in Control.

12.1 Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a) In the event of a Change in Control, all Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and the Restricted Period shall expire immediately with respect to 100% of the shares of Restricted Stock or Restricted Stock Units.

(b) With respect to Performance Share Awards and Performance Cash Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Award in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee’s determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2 In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

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12.3 The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13. Amendment of the Plan and Awards.

13.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

13.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5 Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14. General Provisions.

14.1 Forfeiture Events. Each Award and the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of the events described below, in addition to applicable vesting conditions of an Award. Such events include a breach of a duty of confidentiality, competing with the Company, soliciting Company personnel after employment is terminated, failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the Participant, a termination of the Participant’s Continuous Service for Cause, violation of the Company’s insider trading policy, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates as determined by the Board.

14.2 Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

14.3 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

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14.4 Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5 Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

14.6 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.7 Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.8 Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.9 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.10 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.11 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.12 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.13 Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

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14.14 [Reserved]

14.15 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.16 Expenses. The costs of administering the Plan shall be paid by the Company.

14.17 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.18 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.19 Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15. Termination or Suspension of the Plan. The Plan shall terminate automatically 10 years from the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

16. Choice of Law. The law of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors on __________________, 2026

As approved by the Company’s shareholders on _________, 2026.

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APPENDIX B

CERTIFICATE OF AMENDMENT

TO ARTICLES OF INCORPORATION – AUTHORIZED SHARE INCREASE

Amaze Holdings, Inc. (the “Corporation”), a corporation organized and existing under the Revised Statutes of the State of Nevada (the “Nevada Revised Statutes”), hereby certifies as follows:

1. Pursuant to Sections 78.385 and 78.390 of the Nevada Revised Statutes, the amendment herein has been duly approved by the Board of Directors and the holders of the majority of the outstanding voting power of the Corporation.

2 Article 8.1 of the Articles of Incorporation, as amended, is hereby amended and restated in its entirety to read as follows:

8.1 Authorized Stock. The total number of shares of all stock which the Corporation shall have authority to issue is 775,000,000 shares, consisting of: (i) 750,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”) and (ii) 25,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

3. This Certificate of Amendment to the Articles of Incorporation were duly adopted and approved by the Board of Directors and stockholders of the Corporation on the ___ day of ____ 2026 in accordance with Sections 78.385 and 78.390 of the Nevada Revised Statutes.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Articles of Incorporation as of the ___ day of _______ 2026.

/s/ Aaron Day
Name: Aaron Day
Chief Executive Officer

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